Filed pursuant to Rule 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG GW&K ESG Bond Fund

Supplement dated July 1, 2025 to the Prospectus and Statement of Additional Information,

each dated May 1, 2025

The following information supplements and supersedes any information to the contrary relating to AMG GW&K ESG Bond Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Brett Kozlowski, CFA is added as a portfolio manager of the Fund, and Mr. Kozlowski and Mary F. Kane serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references to the portfolio managers of the Fund in the Prospectus and SAI shall refer to Mr. Kozlowski and Ms. Kane.

Effective immediately, the Prospectus is revised as follows:

The section under “Summary of the Funds – AMG GW&K ESG Bond Fund” titled “Portfolio Management – Portfolio Manager” on page 6 is deleted and replaced with the following:

Portfolio Managers

Mary F. Kane, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since March 2021.

Brett Kozlowski, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since July 2025.

The second paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG GW&K ESG Bond Fund” beginning on page 24 is deleted and replaced with the following:

Mary F. Kane, CFA and Brett Kozlowski, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Ms. Kane has managed the Fund since March 2021 and Mr. Kozlowski has managed the Fund since July 2025. Ms. Kane joined GW&K in 2005. She is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. She is a member of GW&K’s Investment, ESG and Global Allocation Committees. Mr. Kozlowski joined GW&K in 2025 and is a Principal and Portfolio Manager. He is a member of GW&K’s taxable bond team responsible for opportunistic and strategic portfolio positioning, performance, and risk management for all of the firm’s taxable bond strategies. He is a member of GW&K’s Investment Committee. Prior to joining GW&K, Mr. Kozlowski was co-head of Structured Credit at Franklin Templeton.

In addition, effective immediately, the SAI is revised as follows:

The title of the section under “Management of the Funds – Portfolio Managers of the Funds – AMG GW&K ESG Bond Fund” titled “Other Accounts Managed by the Portfolio Manager” on page 95 is changed to “Other Accounts Managed by the Portfolio Managers”, and such section is supplemented by adding the following information for Mr. Kozlowski, which is as of March 31, 2025:

Portfolio Manager: Brett Kozlowski, CFA

Type of Account	Number of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	10,873	$5,571	None	$0

The title of the section under “Management of the Funds – Portfolio Managers of the Funds – AMG GW&K ESG Bond Fund” titled “Portfolio Manager’s Ownership of Fund Shares” on page 96 is changed to “Portfolio Managers’ Ownership of Fund Shares”, and the following information is added to such section for Mr. Kozlowski, which is as of March 31, 2025:

Mr. Kozlowski: $100,001 to $500,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE